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                                                                  EXHIBIT 10.222

                SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT


       THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Seventh Amendment" or "Amendment"), made as of the 15th day of December, 2000, by and among PREFERRED EQUITIES CORPORATION, a Nevada Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Preferred"); and

       COLORADO LAND AND GRAZING CORP., a Colorado Corporation, having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "CLGC") (Preferred and CLGC are hereinafter collectively referred to as the "Borrower" and any documents required to be executed by (or prepared for) the Borrower pursuant to this Amendment shall be executed by (or prepared for) each Borrower); and

       MEGO FINANCIAL CORP., a New York corporation having an address of 4310 Paradise Road, Las Vegas, Nevada 89109 (hereinafter referred to as "Guarantor"); and

       DORFINCO CORPORATION, a Delaware Corporation, having an address of 40 Westminster Street, P.O. Box 6687, Providence, Rhode Island
02940-6687(hereinafter referred to as "Lender").

                                   WITNESSETH:

       WHEREAS, On August 9, 1991, Preferred executed in favor of Lender a note evidencing a revolving line of credit loan (the "Loan") in the maximum principal sum of Five Million Dollars ($5,000,000.00) which note was amended by a First Amendment to Promissory Note dated June 30, 1993, which amendment, inter alia, increased the maximum amount of the Loan to Seven Million Five Hundred Thousand Dollars ($7,500,000.00) and by a Second Amendment to Promissory Note dated August 23, 1994 and by a Third Amendment to Promissory Note dated September 30, 1995 and by a Fourth Amendment to Promissory Note dated as of November 29, 1996 and by a Fifth Amendment to Promissory Note of even date herewith (collectively, "Note Amendment") (Said note, as amended, being hereinafter referred to as the "Note"); and

       WHEREAS, the above described Note evidences sums advanced or to be advanced pursuant to a Loan and Security Agreement dated July 31, 1991, which agreement was amended by a First Amendment dated January 8, 1992, and by Second Amendment to Loan and Security Agreement dated June 30, 1993 and by a Third Amendment to Loan and Security Agreement and Assumption Agreement dated August 23, 1994 which amendment inter alia, added CLGC as a Borrower and by a Fourth Amendment to Loan and Security Agreement dated September 30, 1995 and by a Fifth



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Amendment to Loan and Security Agreement dated November 29, 1996 and a Sixth
Amendment to Loan and Security Agreement dated as of June 30, 1999 (the Loan and Security Agreement, as so amended, being hereinafter referred to as the "Loan Agreement"); and

       WHEREAS, Preferred is currently marketing residential lots (the "HSR Lots") in a subdivision known as Hartsel Springs Ranches, located in Park County, Colorado (the HSR Subdivision").

       WHEREAS, Preferred and CLGC have requested that Lender modify the terms of the Loan, upon the terms and provisions hereinafter set forth, in order to amend the definition of Eligible Notes Receivables to include Eligible Notes Receivables generated from the sale of the HSR Lots, to extend the Term and the Revolving Credit Period as well as certain other provisions.

       NOW THEREFORE, in consideration of the foregoing recitals, and in further consideration of the mutual covenants contained herein, and intending to be legally bound hereby, the parties hereto mutually agree as follows:


I.     AMENDMENTS

       1. The date of this Seventh Amendment is referred to as the "Seventh Amendment Date."

       2. The parties hereto mutually agree that all references to the Uniform Commercial Code of the State of Nevada as contained in Paragraph 1.1 (h) of the Loan Agreement shall be deemed to refer to the Uniform Commercial Code of the State of Colorado, when pertaining to the procedures for perfecting any security interest in any Collateral and for enforcement of any remedy against Collateral in each case located within or subject to the laws of the State of Colorado including but not limited to any Pledged Deeds of Trust or Eligible Notes Receivable generated by the Sale of the SPR Lots or of HSR Lots. In all other respects the parties hereto agree that the Uniform Commercial Code of the State of Nevada shall govern.

       3. The parties hereto mutually agree that Section 1.1 (p) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:

              "1.1 (p) DEED OF TRUST. A deed of trust and an assignment of rents, executed and delivered by a Purchaser to Borrower, securing that Purchaser's Note Receivable and constituting a Lien upon the fee simple estate and interest of the Purchaser in and to its Lot. Said deed of trust and assignment shall be in substantially the form attached hereto as Exhibit "M-1" for any Lot located in the state of Nevada, and in substantially the



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              form attached hereto as Exhibit "M-2" for any SPR Lot located in the state of Colorado and in substantially the form attached hereto as Exhibit "M-3" for any HSR Lot located in the State of Colorado. Any reference in this Agreement to Exhibit "M" shall be deemed to refer to Exhibit "M-1" if the Lot is located in the State of Nevada, and to Exhibit "M-2" if SPR Lot and to Exhibit "M-3" if a HSR Lot."

       4. The parties hereby mutually agree that the Loan Agreement is hereby amended by adding thereto, Exhibit M-3 which shall be in the form of Deed of Trust attached hereto and made a part hereof and marked Exhibit "B (M-3)".

       5. The parties hereto mutually agree that Section 1.1 (u) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "1.1 (u) FINAL MATURITY DATE. December 31, 2005."

       6. The parties hereto mutually agree that Paragraph 1.1 (ee) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:

              "1.1 (ee) LOAN YEAR. A period of twelve calendar months, commencing with the first day of the first full month following the Seventh Amendment Date, and each twelve (12) month period thereafter, provided that the period from the Seventh Amendment Date through the last day of the month in which the Seventh Amendment occurs shall constitute a part of the first Loan Year."

       7. The parties hereto mutually agree that Section 1.1 (ss) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof, the following provision is inserted:

              "1.1 (ss) REVOLVING CREDIT PERIOD. The period from the Seventh Amendment Date to June 30, 2002."

       8. The parties hereto mutually agree that Section 1.1 (vv) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "1.1 (vv) TERM. The period commencing on the Seventh Amendment Date and continuing until December 31, 2005. The Term includes both the



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              Revolving Credit Period and the period during which no Advances are permitted."

       9. The parties hereto mutually agree that Schedule 1.1 (gg) (Lot) of the Loan Agreement is hereby amended by substituting therefor Revised Schedule 1.1
(gg) which is attached and made a part hereof, and marked Exhibit "A (1.1
(gg))".

       10. The parties hereto mutually agree that Section 1.1 (kk) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "1.1 (kk) NOTE RECEIVABLE. A promissory note, substantially in the form attached hereto as Exhibit "L-1" where such note pertains to the sale of any Lot located in the State of Nevada, and in substantially the form attached hereto as Exhibit "L-2" or "L-3" where such note pertains to the sale of any SPR Lot located in the State of Colorado and is substantially the form attached hereto as Exhibit "L-4" where such note pertains to the sale of any HSR Lot located in the State of Colorado. Any reference in this Agreement to Exhibit "L" shall be deemed to refer to Exhibit "L-1" if the Lot is located in the State of Nevada, and to Exhibit "L-2" or "L-3" if a SPR Lot and to Exhibit "L-4" or Exhibit "L-5" if a HSR Lot.

       11. The parties hereto mutually agree that the Loan Agreement is hereby amended by adding thereto Exhibit "L-4", Exhibit "L-5" which shall be the form of either promissory note applicable to the sale of a HSR Lot attached hereto, made a part hereof and marked Exhibit "C (L-4) and (L-5)".

       12. The parties hereto mutually agree that Paragraph 1.1 (uu) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "1.1 (uu) SUBDIVISION. One of seven subdivisions (NRS 278.320) in a planned community called Calvada located in Pahrump, Nye County, Nevada, known as Calvada Valley, Calvada Valley North, Calvada Meadows, Country View Estates, Country Place II, Vegas Acres Unit 2 and Golden Spring Ranch, and a subdivision known as South Park Ranches located in Park County, Colorado (the "SPR Subdivision") and a subdivision known a Hartsel Springs Ranches consisting of parcels of land within such subdivision known as either Estates of Colorado or Hartsel



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              Ranch located in Park County, Colorado (the "HSR Subdivision")."

       13. The parties hereto mutually agree that Section 1.1 (ww) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "1.1 (ww) TITLE COMPANY. Chicago Title Insurance Corporation or Security Title Guaranty Co. or any other reputable title insurer acceptable to Lender and doing business in Nye County, Nevada or Park County, Colorado."

       14. The parties hereto mutually agree that Section 2.2 of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "2.2 NON-REVOLVING PERIOD. Notwithstanding anything contained herein to the contrary, no Advances of the Loan will be made after June 30, 2002."

       15. The parties hereto mutually agree that Section 2.5 (a) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof the following provision is inserted:

              "2.5 (a) VOLUNTARY PREPAYMENTS. Subject to the provisions of
              Section 2.5 (b), Borrower may not prepay the Loan, in whole or in part, prior to December 31, 2001; subject to the terms of this Agreement and to the payment of the applicable premium set forth below, at any time on or after December 1, 2001, Borrower may prepay the Loan, in whole but not in part, upon thirty (30) days' prior written notice to Lender. Any such prepayment must include all outstanding principal, accrued but unpaid interest, accrued but unpaid fees and charges (if any), and the applicable prepayment premium provided below."

       16. The parties hereto mutually agree that Section 2.5 (b) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof the following provision is inserted:

              "2.5 (b) PERMITTED PREPAYMENTS. Borrower may prepay the Loan (i) as a result of any payments or prepayments made under the Pledged Notes Receivable; or (ii) in connection with a Mandatory Prepayment required under Section 2.5 (c)."



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       17. The parties hereto mutually agree that Section 2.5 (d) of the Loan
Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "2.5 (d) PREMIUMS. Any prepayment of the Loan pursuant to Section
              2.5 (a) above and not pursuant to Section 2.5(b) must be accompanied by a premium calculated as follows:

              Date of Prepayment                           Premium
              ------------------                           -------
              On or after December 31, 2001        one percent (1%) of the
                                                   _____ outstanding principal
                                                   balance of the Loan.

       18. The parties hereto mutually agree that Section 3.5 (b) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "3.5 (b) Attached hereto as Exhibits L-1, L-2, L-3 L-4, M-1, M-2 and M-3, respectively, are true, accurate and complete copies of the forms of Note Receivable and the Deed of Trust in use by the Borrower. Attached hereto as Exhibit N-1 is a true, accurate and complete copy of the form of Grant, Bargain, Sale Deed conveying fee simple interest to a purchaser in use by Borrower in the State of Nevada. Attached hereto as Exhibit N-2 and N-3 is a true, accurate and complete copy of the form of Special Warranty Deed conveying fee simple interest to a purchaser in use by Borrower for SPR Lot and HSR Lot respectively in the State of Colorado. All references in this Agreement to Exhibit "N" shall be deemed to refer to Exhibit "N-1" when dealing with Lots in the State of Nevada, and to Exhibit "N-2" when dealing with SPR Lots and to Exhibit "N-3" when dealing with HSR Lots in the State of Colorado."

       19. The parties hereto mutually agree that the Loan Agreement is hereby amended to add thereto Exhibit N-3, which shall be the form of Special Warranty Deed attached hereto and made a part hereof and marked Exhibit "D (N-3)".

       20. The parties hereto mutually agree that Section 4.1 (1) (vii) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:



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              "(vii) FINANCING STATEMENTS. UCC Financing Statements governing the Collateral in form and substance satisfactory to Lender and its counsel to be recorded in Nye County, Nevada and with the Nevada Secretary of State (if the Collateral was generated by the sale of lots in Nye County Nevada) or in Park County, Colorado and with the Colorado Secretary of State (if the Collateral was generated from the Sale of SPR Lots or HSR Lots)."

       21. The parties hereto mutually agree that Section 4.1 (o) (i) is hereby deleted in its entirety and in lieu thereof, the following provision is inserted:

              "(i) the current registration with and approval from the Real Estate Division of the Department of Commerce of the State of Nevada (for Lots located or sold in the State of Nevada) and registration with and the approval of the Colorado Real Estate Commission of the State of Colorado (for Lots located in the State of Colorado), to sell the Lots."

       22. The parties hereto mutually agree that Schedule 4.1 (p) of the Loan Agreement is hereby amended by adding thereto the Liens affecting the HSR Lots as set forth on Exhibit "E (4.1 (p))" attached hereto and made a part hereof.

       23. Notwithstanding the language contained in Section 5.1 (c) (i) of the Loan Agreement, the Assignments of Notes Receivable pertaining to the sale of HSR Lots shall be in the form attached hereto, made a part hereof, and marked Exhibit "F (H.3)".

       24. The parties hereto mutually agree that Section 5.1 (c) (ii) of the Loan Agreement is hereby deleted in its entirety, and in lieu thereof the following provision is inserted:

              "5.1 (c) (ii) delivered to Title Company, with a copy to Lender and Custodian (or if Lender shall instruct, to Lender) a list of all Pledged Deeds of Trust and the Lots encumbered thereby, which are to be the subject of such requested advance, together with an executed and acknowledged Assignment of Deeds of Trust relating thereto in the form attached hereto, made a part hereof and marked Exhibit "H.2-1" (for Deeds of Trust encumbering Lots in the State of Nevada), and in the form attached hereto, made a part hereof and marked Exhibit "H.2-2" (for Deeds of Trust encumbering SPR
              Lots) and in the form attached hereto made a part hereof and marked Exhibit "H.2-3" (for Deeds of Trust encumbering HSR Lots), and such additional information as Lender may in good faith



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              request. All references contained herein to Exhibit "H.2" shall be deemed to refer to Exhibit H.2-1 when referring to Deeds of Trust encumbering Lots in the State of Nevada, and to Exhibit H.2-2 and H.2-3 when referring to Deeds of Trust encumbering SPR Lots and HSR Lots respectively in the State of Colorado."

       25. The parties hereto mutually agree that the Loan Agreement is hereby amended by adding thereto as Exhibit "H.2-3" the form of Assignment of Deed of Trust attached hereto as Exhibit "G (H.2-3)".

       26. The parties hereto mutually agree that Section 7.1 (w) of the Loan Agreement is hereby deleted in its entirety and in lieu thereof the following provision is inserted:

              "7.1 (w) FORM OF NOTE RECEIVABLE: Instruments in substantially the form of Exhibits L-1 and L-2 or L-3 or L-4 or L-5 attached hereto shall be used by Borrower for all Notes Receivable transactions which may be entered into in the future during the term of the Loan. Borrower will not modify, amend or otherwise alter the form or any of the terms of the Notes Receivable or any other documents relating thereto without Lender's prior written consent, except as required by law or regulatory agency. Borrower will promptly notify Lender of any such modification, amendment or alteration required by any law or regulatory agency."

       27. The parties hereto mutually agree that Schedule 6.5 (a) of the Loan Agreement is hereby amended by adding thereto, the covenants, conditions, restrictions and easements of record pertaining to the HSR Subdivision, as set forth on Exhibit "I (6.5(a))", attached hereto and made a part hereof. All references in the Agreement to Exhibit I shall be deemed to refer to Exhibit I-1 when dealing with the SPR Subdivision and to Exhibit I-2 when dealing with the HSR Subdivision.

       28. The parties hereto mutually agree that the Loan Agreement is hereby amended to add thereto Exhibit I-2 which shall relate to the HSR Subdivision attached and made a part hereof and marked "Exhibit H (I-2).


II.    REAFFIRMATIONS

       1. Nothing contained herein shall be construed in any manner so as to affect the validity or priority lien of any security interest held by Lender, its successors and assigns, in any Collateral described in the Loan Agreement. Borrower acknowledges and agrees that the Note, Loan Agreement, Custodial Agreement, Lockbox Agreement,



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Assignment, Environmental Indemnification Agreement and all other Loan Documents
(as modified herein) shall remain in full force and effect, unimpaired by this Amendment and that they are valid, binding and enforceable documents, duly executed and delivered by Borrower, and that Borrower has no offsets or defenses to the enforcement of the terms and provisions contained therein.

       2. Borrower, and as applicable, the Guarantor, hereby reaffirm, restate and incorporate by this reference all of their respective representations, warranties and covenants as updated hereunder made in the Loan Agreement (including as amended hereby), as if the same were made as of this date and with reference to the Loan Agreement as amended hereby. In addition, Borrower (and, as applicable, the Guarantor) represents and warrants as follows:

              a. This Amendment (and the Note Amendment) has been duly authorized by Borrower and is the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditor's rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and, as applicable with respect to the Guarantor, this Amendment is the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              b. The execution, delivery and performance of this Amendment and the documents, instruments and materials to be delivered in connection herewith and the transactions contemplated hereby do not and will not result in any breach of, or constitute a default under, or result in the creation of any lien, charge or encumbrance upon the Collateral or the Subdivisions pursuant to, any provision of law, or any indenture, agreement or instrument to which Borrower or the Guarantor is a party or by which the Borrower or the Guarantor may be bound or affected except for liens in favor of Lender and the Deeds of Trust.

              c. There are no Defaults or Events of Default pursuant to the Loan Documents; Lender has fully performed its obligations under the Loan Documents which Lender is required to perform as of the date hereof, and neither Borrower nor the Guarantor has any defense, set-offs, claims, counterclaims or recoupments against Lender or with respect to the Loan.

       3. Borrower and the Guarantor hereby reaffirm their respective obligations, agreements and undertakings as set forth in the Loan Documents, and acknowledge that the Indebtedness, or with respect to the Guarantor, the guaranteed Obligations defined in



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the Guaranty, are the valid, legally binding and enforceable obligations of
Borrower, and the Guarantor, respectively.


III.   CLOSING CONDITIONS AND ADDITIONAL TERMS

       1. The obligation of Lender to enter into this Amendment and, in addition to all of the other conditions precedent set forth in the Loan Agreement or the other Loan Documents, to fund any further Advance pursuant to the terms hereof, shall be subject to the satisfaction of each of the following conditions precedent by no later than January 15, 2001 (the "Expiration Date").

              a. Simultaneously with the first advance after the Seventh Amendment Date, Borrower shall pay to Lender a commitment fee equal to $50,000 ("Seventh Amendment Commitment Fee").

              b. Commencing with the first Advance after the Seventh Amendment Date, Borrower shall pay to Lender an advance fee equal to one percent of any advances over $5,000,000 in aggregate advances ("Advance Fee"). Such Advance Fee shall be payable at the time of each applicable advance.

              c. Simultaneously with the first Advance after the Seventh Amendment Date, Borrower shall pay Lender Five Thousand Dollars ($5,000) toward attorney's fees and costs incurred by Lender in connection with the preparation of this Seventh Amendment and related documentation.

              d. Lender shall have received from Borrower the original executed Note Amendment, and a fully executed original or executed counterpart originals of this Amendment.

              e. Lender shall have received from Ballard Spahr Andrews and Ingersoll, LLP, Colorado Counsel for the Borrower, Jon Joseph, counsel for the Borrower and Mego Financial Corp., a New York corporation ("Guarantor"), or other counsel reasonably acceptable to Lender, closing opinions in form and substance reasonably acceptable to Lender, dated as of the Seventh Amendment Date.

              f. Except for information contained in certificates provided pursuant to Article III(1)(i) hereof, the representations and warranties contained in the Loan Agreement and in this Amendment, and in the certifications and closing documents delivered in connection herewith, shall be true and correct in all material respects, and all covenants and agreements to have been complied with performed by Borrower (or Guarantor), shall have been fully complied with and performed to the satisfaction of Lender.



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              g. Neither Borrower nor Guarantor shall have taken any action or permitted any condition to exist which would have been prohibited by any provision of the Loan Documents.

              h. No Default or Event of Default shall exist immediately prior to the closing hereof, or after giving effect to such closing, or immediately after the making of any Advance requested in connection with such closing.

              i. Lender shall have received a certificate or certificates in form and substance satisfactory to it, dated as of the Seventh Amendment Date and signed by the president or other authorized officer of the Borrower, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Loan Agreement.

              j. Borrower shall deliver to Lender, and Lender shall have approved, by no later than the Seventh Amendment Date or Expiration Date:

                     i. A certificate of current good standing for the Borrower, together with copies of any amendments to the certificate of incorporation or bylaws of the Borrower since November 29, 1996, certified to be true, correct and complete by the Borrower, its secretary or assistant secretary, or the Nevada or Colorado Secretary of State, as applicable;

                     ii. Evidence satisfactory to Lender that all taxes and assessments, including without limitation, those specified in Section 4.1
       (q) of the Loan Agreement, owed by or for which Borrower is responsible for collection have been paid or will be paid prior to delinquency;

                     iii. A certificate of secretary or assistant secretary of Borrower certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of Borrower to enter and execute this Amendment, the Note Amendment and all other documents, certificates and instruments to be executed and delivered in connection with the Amendment closing, and to consummate the transactions contemplated hereunder;

                     iv. A certificate of the secretary or assistant secretary of the Borrower certifying the incumbency of, and verifying the authenticity of the signatures of, the officers of Borrower authorized to sign this Amendment, the Note Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                     v. A certificate of the secretary or assistant secretary of Guarantor certifying the adoption by the Board of Directors thereof of a resolution authorizing specified officers of the Guarantor to enter and execute this Amendment and all other documents, certificates and instruments to be executed



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

       and delivered in connection with this Amendment closing, and to consummate the transactions contemplated hereunder;

                     vi. A certificate of the secretary or assistant secretary of the Guarantor certifying the incumbency of, and verifying the authenticity of signatures of, the officers of the Guarantor authorized to sign this Amendment and the other documents, instruments and materials to be executed and delivered in connection herewith;

                     vii. To the extent any of the same have not previously been delivered to Lender, true, correct and complete copies of any amendments since the Seventh Amendment Date, to any of the Lot Sale Documents (as defined in Section 4.1 [o] of the Loan Agreement) including but not limited to those Lot Sale Documents applicable to the HSR Lots, together with such copies of any Lot Sale Documents, or required governmental permits or licenses obtained, subsequent to the Seventh Amendment Date and not previously delivered to Lender; and

                     viii. Such updated litigation and UCC searches as Lender may require.

                     vix. An updated Lockbox Account Agreement and/or Blocked Account Agreement if deemed necessary by Lender and Lockbox Agent.

              k. All actions taken in connection with the execution or delivery of this Amendment, all documents, certificates, instruments and materials relating hereto, shall be reasonably satisfactory to Lender and its counsel. Lender and its counsel shall have received copies of such documents and papers as Lender or such counsel may reasonably request in connection herewith all in form and substance satisfactory to Lender and its counsel.

              l. Borrower shall have paid all fees and expenses required to be paid prior to or at the closing pursuant to this Amendment.


IV.    GUARANTOR'S OBLIGATIONS

       1.     The Guarantor:

              a. has reviewed this Amendment with counsel of its choice, and accepts and consents to the terms of this Amendment and the transactions provided for herein;

              b. acknowledges and agrees that it receives material benefit and valuable consideration as a result of the transactions provided for herein or contemplated hereunder;



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

              c. ratifies and reaffirms the Guaranty, and all of the terms, provisions, agreements, conditions and undertakings contained in the Guaranty or any of the Loan Documents (as applicable to the Guarantor), all of which remain unmodified except as modified herein and in full force and effect;

              d. acknowledges and confirms its continuing obligations under the Guaranty and agrees to be bound by the terms thereof, and that it has been since July 31, 1991 and remains liable with respect to the guaranteed Obligations as defined and provided in the Guaranty;

              e. acknowledges and agrees that the guaranteed Obligations encompass and apply to all Advances, including Advances from and after the Seventh Amendment Date, and to all Obligations, including Obligations arising pursuant to this Amendment;

              f. is fully aware of the financial and other conditions of the Borrower and the HSR Subdivision, and is executing and delivering this Amendment based solely upon its own independent investigation and not upon any representation or statement of Lender;

              g. except for information contained in certificates provided pursuant to IV(1)(i) hereof reaffirms, restates and incorporates by this reference all of the representations, warranties and covenants made in the Guaranty as if the same were made as of this date;

              h. acknowledges that its agreements, consents and acknowledgments contained herein, and the provisions of the Guaranty (which are reaffirmed by Guarantor), are a material inducement to Lender to enter into this Amendment, and that, but for the Guaranty, and the Guarantor's agreements as set forth herein, Lender would decline to enter into this Amendment; and

              i. shall deliver to Lender a certificate or certificates in form and substance satisfactory to it, dated as of the Seventh Amendment Date and signed by the president or other authorized officer of the Guarantor, certifying that the conditions specified in this Amendment have been fulfilled, and "bringing down" the representations and warranties contained in the Guaranty.


V.     MISCELLANEOUS

       1. This Amendment is entered into for the benefit of the parties hereto, and is binding on the respective heirs, successors or assigns; provided that Borrower may not transfer or assign any of its rights or obligations under this Amendment without the prior written consent of Lender or as permitted under the Loan Agreement, as amended. Guarantor is a party to this Amendment solely for the purposes of affirming its obligations in accordance with Article IV hereof.

       2. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment shall become effective upon Lender's receipt of one or more counterparts hereof timely executed by Borrower, the Guarantor and Lender. This Amendment may not be amended or modified, and no term or provision hereof may be waived, except by written instrument signed by the parties hereto.

       3. Section headings have been inserted in this Amendment as a matter of convenience of reference only; such headings are not part of this Amendment and shall not be used in the interpretation of this Amendment.

       4. TO THE FULLEST EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH OF BORROWER, THE GUARANTOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND OR CLARIFY ANY RIGHT, POWER, REMEDY OR DEFENSE ARISING OUT OF OR RELATED TO THIS AMENDMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN, WHETHER SOUNDING IN TORT OR CONTRACT OF OTHERWISE, OR WITH RESPECT TO ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY; AND EACH AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A JUDGE AND NOT BEFORE A JURY. EACH OF BORROWER, THE GUARANTOR AND LENDER FURTHER WAIVES ANY RIGHT TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED UNLESS SUCH FAILURE TO CONSOLIDATE WOULD RESULT IN INABILITY TO ENFORCE A CLAIM. FURTHER, BORROWER AND THE GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER, NOR LENDER'S COUNSEL, HAS REPRESENTED EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER AND THE GUARANTOR ACKNOWLEDGE THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO LENDER'S ACCEPTANCE OF THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS.

       5. This Agreement and all other Loan Documents shall be governed by the laws of the State of Nevada in all respects, including matters of construction, performance and enforcement, except to the extent that the procedural laws of the State of Colorado govern the enforcement of any remedy against Collateral or property located in the State of Colorado, and excluding principles governing conflicts of laws.

       6. Capitalized terms used herein which are not otherwise defined shall have the meaning ascribed in the Note and/or the Loan Agreement.

       7. Whenever possible, the terms of this Amendment and the terms of all prior amendments shall be read together, but to the extent of any irreconcilable conflict, the terms of this Amendment shall govern.

       IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have set their hands and seals the day and year first above written.


ATTEST:                                 BORROWER:
                                        PREFERRED EQUITIES CORPORATION

   /s/ [Signature Illegible]            By:   /s/ GREGG McMURTRIE
-----------------------------              -------------------------------------


                                        COLORADO LAND AND GRAZING
                                        CORP.

   /s/ [Signature Illegible]            By:   /s/ GREGG McMURTRIE
-----------------------------              -------------------------------------


                                        GUARANTOR:
                                        MEGO FINANCIAL CORP.


   /s/ [Signature Illegible]            By:   /s/ CHARLES BALTUSKONIS
-----------------------------              -------------------------------------


                                        LENDER:
                                        DORFINCO CORPORATION

   /s/ [Signature Illegible]            By:
-----------------------------              -------------------------------------


The address of the within named Lender is:
40 Westminster Street
P.O. Box 6687
Providence, Rhode Island 02940-6687

-------------------------------
on behalf of Lender

                            CORPORATE ACKNOWLEDGMENT

STATE 0F   NEVADA    :
        -------------
COUNTY OF   CLARK    :
        -------------

       ON THIS, the 19th day of December, 2000 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared GREGG McMURTRIE, who acknowledged himself to be the EXEC. VICE PRESIDENT of PREFERRED EQUITIES CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            /s/ SYONJA L. GARCIA
                                            -----------------------------------
                                            Notary Public


My commission expires:
                                            ===================================
                                                       NOTARY PUBLIC
                                                      STATE OF NEVADA
                                                      County of Clerk
                                                      SYONJA L. GARCIA
                                                   Appt. No. 00-64553-1
                                              My Appt. Expires Aug. 24, 2004
                                            ===================================



                            CORPORATE ACKNOWLEDGMENT

STATE OF   NEVADA    :
        -------------
COUNTY OF   CLARK    :
        -------------

       ON THIS, the 19th day of December, 2000 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared GREGG McMURTRIE, who acknowledged himself to be the PRESIDENT of COLORADO LAND AND GRAZING CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            /s/ SYONJA L. GARCIA
                                            -----------------------------------
                                            Notary Public


My commission expires:
                                            ===================================
                                                       NOTARY PUBLIC
                                                      STATE OF NEVADA
                                                      County of Clerk
                                                      SYONJA L. GARCIA
                                                   Appt. No. 00-64553-1
                                              My Appt. Expires Aug. 24, 2004
                                            ===================================

                            CORPORATE ACKNOWLEDGMENT

STATE OF   NEVADA    :
        -------------
COUNTY OF   CLARK    :
        -------------

       ON THIS, the 19th day of December, 2000 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared CHARLES BALTUSKONIS, who acknowledged himself to be the SR. VICE PRESIDENT of MEGO FINANCIAL CORP., being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            /s/ SYONJA L. GARCIA
                                            -----------------------------------
                                            Notary Public


My commission expires:                      ====================================
                                                       NOTARY PUBLIC
                                                      STATE OF NEVADA
                                                      County of Clerk
                                                      SYONJA L. GARCIA
                                                   Appt. No. 00-64553-1
                                              My Appt. Expires Aug. 24, 2004
                                            ====================================



                            CORPORATE ACKNOWLEDGMENT

STATE OF             :
        -------------
COUNTY OF            :
        -------------

       ON THIS, the ___ day of December, 2000 before me, a Notary Public in and for the State and County aforesaid, the undersigned officer, personally appeared _________________, who acknowledged himself to be the _____________________ of
DORFINCO CORPORATION, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself/herself as such officer.

       IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                            -----------------------------------
                                            Notary Public


My commission expires:

                                    EXHIBITS


EXHIBIT A             REVISED LOT SCHEDULE 1.1 (gg)

EXHIBIT B             EXHIBIT M-3 DEED OF TRUST

EXHIBIT C             EXHIBIT L-4 PROMISSORY NOTE/EXHIBIT L-5
                      PROMISSORY NOTE

EXHIBIT D             EXHIBIT N-3 WARRANTY DEED

EXHIBIT E             EXHIBIT 4.1 (p) LIENS AFFECTING LOTS INCLUDING HSR

EXHIBIT F             EXHIBIT H.3 ASSIGNMENT OF NOTES RECEIVABLE - HSR
                      LOTS

EXHIBIT G             EXHIBIT H.2-3 ASSIGNMENT OF DEED OF TRUST

EXHIBIT H             EXHIBIT I-2 HSR SUBDIVISION RESTRICTIONS

                                    EXHIBIT A

                          REVISED LOT SCHEDULE 1.1 (gg)

                                    EXHIBIT B

                            EXHIBIT M-3 DEED OF TRUST

                                    EXHIBIT C

             EXHIBIT L-4 PROMISSORY NOTE/EXHIBIT L-5 PROMISSORY NOTE

                                    EXHIBIT D

                            EXHIBIT N-3 WARRANTY DEED

                                    EXHIBIT E

               EXHIBIT 4.1 (p) LIENS AFFECTING LOTS INCLUDING HSR

                         EXHIBIT F TO SEVENTH AMENDMENT
                                   EXHIBIT H-3

                    COLLATERAL ASSIGNMENT OF NOTES RECEIVABLE
                             (HARTSEL SPRINGS RANCH)


       AGREEMENT, made and executed this ____ day of ____________ ___, between PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and DORFINCO CORPORATION, a Delaware corporation ("Lender").

                              W I T N E S S E T H:

       WHEREAS, Borrower and Lender have entered into a Loan and Security Agreement, dated as of August 9, 1991, as amended, (the "Loan Agreement"), pursuant to which it is contemplated that Lender will lend an amount not to exceed $7,500,000.00 (the "Loan") on a revolving basis to Borrower to be secured by a lien and security interest granted by Borrower to Lender in respect to certain Notes Receivable (the "Pledged Notes Receivable") of which Borrower is the payee. The Pledged Notes Receivable are to be delivered to Custodian.

       NOW, THEREFORE, to secure the payment of the Indebtedness owed by Borrower to Lender under the Loan Agreement and the performance of all obligations owed by Borrower to Lender under the Loan Agreement, and in consideration of the extension of the Loan to Borrower, Borrower hereby, subject to all conditions, representations and warranties, covenants and obligations of Borrower under the Loan Agreement, conveys, assigns, transfers and sets over unto Lender all of its right, title and interest in and to the Pledged Notes Receivable set forth on SCHEDULE "A" HEREOF, together with all of Borrower's right, title and interest in and to the following (together with the Pledged Notes Receivable collectively the "Collateral"):

              All amendments, extensions, renewals and replacements of, and substitutions for, the Pledged Notes Receivable;

              All proceeds (cash and non-cash), property, property rights, privileges and benefits pertaining to, or arising from the enforcement of, the Pledged Notes Receivable, including, without limitation, proceeds in the form of all funds held in any accounts pursuant to any agency or lockbox agreement or similar arrangement related to any of the Pledged Notes Receivable to the extent such funds represent or arise from any of the foregoing, accounts, accounts receivable, chattel paper, contract rights, general intangibles and other receivables arising under or arising in connection with the Pledged Notes Receivable, instruments and documents, and all payments made from time to time on the Pledged Notes Receivable in whatever form, including cash, checks, notes, drafts and other instruments for the payment of money, all property returned by or reclaimed or repossessed from Account Debtors, all rights of foreclosure, termination, repossession, dispossession, all documents, instruments, contracts, liens and security instruments and guaranties relating to the Pledged Notes Receivable, all collateral, security deposits, tax escrows (to the extent the same may be pledged under applicable law) or other security securing the obligations of any Person under or relating to the Pledged Notes Receivable;

              Documents, instruments, pledged assets and chattel paper relating to the Pledged Notes Receivable; and

              All books, records, computer tapes and disks summarizing or evidencing the Collateral.

       Borrower hereby warrants and represents to Lender that, to the extent the Collateral assigned hereby constitutes Primary Collateral, it is held and owned by Borrower free and clear of all prior liens, security interests, charges and encumbrances. Borrower covenants and agrees with Lender not to take any action with respect to the Collateral which may be prejudicial to the rights of Lender hereunder except actions which are specifically permitted under the Loan Agreement.

       All capitalized used herein, but not defined herein, shall have the meanings assigned to them in the Loan Agreement.

       This assignment shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns. This instrument is governed by and shall be construed under the laws of the State of Colorado.

       IN WITNESS WHEREOF, Borrower has duly executed this Collateral Assignment of Notes Receivable as of the date first written above.

                                        Borrower:

                                        PREFERRED EQUITIES CORPORATION, a
                                        Nevada corporation



                                        By:
                                           -------------------------------------


                                        Its:
                                            ------------------------------------

STATE OF ___________________ }
                             }  ss.
COUNTY OF __________________ }

       On _______________ ______, personally appeared before me, a notary public, personally known (or proved) to me to be the person whose name is subscribed to the above instrument (Collateral Assignment of Notes Receivable) who acknowledged that he/she executed the above instrument.



                                        ------------------------------------
                                                   Notary Public

                         EXHIBIT G TO SEVENTH AMENDMENT
                                  EXHIBIT H2-3

                          ASSIGNMENT OF DEEDS OF TRUST
                             (HARTSEL SPRINGS RANCH)

       FOR VALUE RECEIVED, the undersigned, PREFERRED EQUITIES CORPORATION, hereby grants, assigns and transfers to DORFINCO CORPORATION, a Delaware corporation, all beneficial interest in, to and under those certain Deeds of Trust (and the Promissory Notes secured thereby), listed on EXHIBIT "A" attached hereto and made a part hereof, executed by Borrowers, as grantor to The Public Trustee of Park County, Colorado, as Trustee recorded, as set forth on EXHIBIT "A", in the official Records in the office of the Clerk and Recorder of Park County, State of Colorado.

       TOGETHER, with the note or notes therein described or referred to, the money due and to become due thereon with interest, and all rights accrued or to accrue under said Deeds of Trust.

       Dated this _____ day of __________ __________.

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------



                                                 -------------------------------
STATE OF NEVADA }                                 Escrow No. __________________
                } ss.                             WHEN RECORDED MAIL TO:
COUNTY OF CLARK }
                                                  Preferred Equities Corporation
On _________________, ______, personally          4310 Paradise Road
appeared before me, a notary public,              Las Vegas, NV 89109
______________________________, personally        Attention:  Mark Prasse
known to me to be the person whose name is subscribed to the above instrument who acknowledged that he executed the above instrument.


------------------------------
NOTARY PUBLIC

                                    EXHIBIT H

                    EXHIBIT I-2 HSR SUBDIVISION RESTRICTIONS



                                       27